ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

Supplement dated July 1, 2020 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) for the AST BlackRock Low Duration Bond Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus.

Modification to Investment Strategy

The Board of Trustees of the Trust recently approved changing the principal investment strategy of the Portfolio to increase the amount of Portfolio assets that may be invested in foreign issuers from 25% of Portfolio assets to 35% of Portfolio assets. This change became effective July 1, 2020.

To reflect this change, the Trust's Prospectus with respect to the Portfolio is revised as follows:

I.The description of the Portfolio's Principal Investment Strategies in the "SUMMARY: AST BLACKROCK LOW DURATION BOND PORTFOLIO - INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the description set forth below:

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities.

The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called "high yield" or "junk bonds"). The Portfolio may also invest up to 35% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio's assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio's assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar- denominated or (ii) non-US dollar denominated, but hedged back to US dollars.

The subadvisers, BlackRock Financial Management, Inc. BlackRock International Limited and BlackRock (Singapore) Limited, evaluate sectors of the bond market and individual securities within these sectors. The subadvisers select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage- backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may also engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

II.The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST BLACKROCK LOW DURATION BOND PORTFOLIO – Principal Investment Policies" is hereby deleted and replaced with the description set forth below:

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities.

The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called "high yield" or "junk bonds"). The Portfolio may also invest up to 35% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio's assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio's assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar- denominated or (ii) non-US dollar denominated, but hedged back to US dollars.

The subadvisers evaluate sectors of the bond market and individual securities within these sectors. The subadvisers select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may also engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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